UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K/A
(Amendment No. 1)
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Suite 1000, Chicago, Illinois 60631
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777

7401 West Wilson Avenue, Chicago, Illinois 60706
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                 Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Methode Electronics, Inc. ("the Company") on September 13, 2018 (the "Initial Form 8-K"), on September 12, 2018, Methode completed the acquisition of Grakon Parent, Inc., a Delaware corporation (“Grakon”).

This Current Report on Form 8-K/A amends the Initial Form 8-K to include financial statements of Grakon required by Item 9.01(a) of Form 8-K and pro forma financial information related to the acquisition of Grakon by Item 9.01(b) of Form 8-K and to file the Agreement and Plan of Merger by and between the Company and Grakon.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The financial statements of Grakon required under Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b) Pro forma Financial Information.

The pro forma financial information required under Item 9.01(b) of Form 8-K in connection with the Company's acquisition of Grakon is attached hereto as Exhibit 99.3.

(d)    Exhibits

Exhibit Number	Description of Exhibit
10.1	Agreement and Plan of Merger dated August 20, 2018 by and among Methode Electronics, Inc., Flash Merger Sub Corp., Grakon Parent, Inc., and Industrial Growth Partners IV, L.P.
23.1	Consent of BDO USA, LLP
99.1
The audited consolidated financial statements of Grakon, as of the years ended December 31, 2017 and January 1, 2017, the notes related thereto and the related independent auditor's report of BDO USA, LLP.

99.2	The unaudited condensed consolidated financial statements of Grakon as of June 30, 2018, and for the six months ended June 30, 2018 and June 30, 2017, and the notes related thereto.
99.3
The unaudited pro forma combined balance sheet as of July 28, 2018 and the unaudited pro forma combined statements of income for the year ended April 28, 2018 and for the three months ended July 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2018        METHODE ELECTRONICS, INC.

By:	/s/ Ronald L. G. Tsoumas
Ronald L.G. Tsoumas
Chief Financial Officer